EXHIBIT 32.2

SECTION 906 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF FUEL DOCTOR HOLDINGS, INC.

In connection with the accompanying Amendment No. 1 to the Quarterly Report on Form 10-Q/A of Fuel Doctor Holdings, Inc. for the quarter ended September 30, 2011, the undersigned, Mark Soffa, CEO and President of Fuel Doctor Holdings, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 fairly presents, in all material respects, the financial condition and results of operations of Fuel Doctor Holdings, Inc.

Date: January 23, 2012	/s/ Mark Soffa
Mark Soffa
CEO and President (principal financial officer and principal accounting officer)